UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2008

ASIAN FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-27129	91-1922225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing District Industrial Development Zone Beijing, Peoples’ Republic of China		102600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +86 10 6021 2222

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 21, 2008, Asian Financial, Inc. (the “Company”) issued a press release announcing the Company’s results for the third quarter of fiscal year 2008 ended March 31, 2008. A copy of the press release issued by the Company on May 21, 2008 is furnished as Exhibit 99.1with this Current Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 21, 2008, issued by Asian Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asian Financial, Inc.

Date: May 21, 2008	By:	/s/ Wenhua Guo
Wenhua Guo
Chief Executive Officer

Exhibit Index

99.1	Press Release, dated May 21, 2008, issued by Asian Financial, Inc.